Exhibit 99.1

CENDANT ANNOUNCES RESULTS OF
ANNUAL MEETING OF STOCKHOLDERS

Name Change to Avis Budget Group, Inc. and One-for-Ten Reverse Stock Split
Expected to Become Effective on the New York Stock Exchange on September 5

Remaining Cendant Corporate Debt Called for Redemption

NEW YORK, August 29, 2006 -- Cendant Corporation (NYSE: CD) announced today that all of the management proposals presented at its 2006 annual meeting of stockholders, held today, have received the requisite number of votes and have therefore been approved. As a result, Cendant will be renamed Avis Budget Group, Inc., and a one-for-ten reverse stock split will be effectuated on the New York Stock Exchange at the opening of the market on September 5, 2006 and, at that time, its trading symbol will be changed to “CAR.”

Also, on September 5, the Avis Budget Group web site www.avisbudgetgroup.com is expected to be launched and the Company’s corporate headquarters will become 6 Sylvan Way, Parsippany, New Jersey.

Cendant also announced that on September 28, 2006 it will redeem all of the remaining 6.250% Senior Notes due 2008, 6.25% Senior Notes due 2010, 7.375% Senior Notes due 2013 and 7.125% Senior Notes due 2015, which were not tendered in the Company’s debt tender offers and consent solicitations completed in July. Approximately $63 million of aggregate principal amount remains outstanding under such Notes.

About Cendant Corporation
Cendant’s operations consist of the vehicle rental operations of Avis Budget Car Rental, LLC. Avis Budget Car Rental is a leading provider of vehicle rental services with operations in more than 50 countries. Through its Avis and Budget brands, the company is the largest general-use vehicle rental operator in each of North America, Australia, New Zealand and certain other regions. Avis Budget Car Rental is headquartered in Parsippany, NJ and has more than 30,000 employees. More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting Cendant’s web site at www.cendant.com until September 5, 2006. After September 5, such information can be obtained at www.avisbudgetgroup.com.

Forward-Looking Statements
Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to risks related to the high level of competition in the vehicle rental industry, increased costs for new vehicles, a downturn in airline passenger traffic, an occurrence or threat of terrorism, a significant increase in interest rates or borrowing costs and the Company’s ability to make changes necessary to operate following completion of the separation plan. Other unknown or unpredictable factors also could have material adverse effects on Cendant's and its companies' performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Cendant's Quarterly Report on Form 10-Q for the period ended June 30, 2006, including under headings such as "Forward-Looking Statements," “Risk Factors” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for the Company's ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Media Contacts:
John Barrows
(973) 496-7865

Investor Contacts:
David Crowther
(973) 496-7277

Adam Goldfarb
(212) 413-1938